FOURTH AMENDMENT TO PARTICIPATION AGREEMENT

THIS FOURTH AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 31st day of July, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), DREYFUS INVESTMENT PORTFOLIOS, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., DREYFUS STOCK INDEX FUND, INC. and DREYFUS VARIABLE INVESTMENT FUND (the “Funds”), collectively the “Parties”, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, GWL&A and the Funds are parties to a Fund Participation Agreement dated December 31, 1998, as amended from time to time (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement; and

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) references in Section 2.1 to Colorado shall be changed to New York for the purposes of the First GWL&A Accounts; (ii) references in Section 2.5 to Colorado shall be changed to New York for the purposes of the First GWL&A Accounts; (iii) references in Section 9.1 to the State of Colorado shall be changed to the State of New York for the purposes of First GWL&A; (iv) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado Variable Annuity Regulations shall be changed to the New York Insurance Commissioner and New York Variable

Annuity Regulations for the purposes of the First GWL&A Accounts. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

3.	Schedule B of the Agreement is hereby replaced in its entirety with Schedule B as attached and incorporated by reference to this Amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker____________

Title: Senior Vice President

Date:

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:/s/ Robert K. Shaw_______________

Name:Robert K. Shaw

Title:Senior Vice President

Date:

ON BEHALF OF THE DREYFUS FUNDS LISTED ABOVE AS PARTIES TO THE AGREEMENT

By: /s/ Michael A. Rosenberg______

Name: Michael A. Rosenberg
Title:	Secretary

SCHEDULE A

Contracts	Form Numbers
AICPA Variable Annuity	J438

Individual Flexible Premium Variable

Universal Life Insurance	J355, J355NY, J350, J50rev
J500, J500NY

Separate Accounts

Maxim Series Account

COLI VUL-2 Series Account (GWL&A)

COLI VUL-2 Series Account (First GWL&A)

COLI VUL-4 (GWL&A)

COLI VUL-4 (First GWL&A)

COLI VUL-7 Series Account

SCHEDULE B

CODE	FUND
Dreyfus Investment Portfolios
172	Core Value Portfolio – Initial Shares
412	Core Value Portfolio – Service Shares
174	MidCap Stock Portfolio – Initial Shares
421	MidCap Stock Portfolio – Service Shares
410	Small Cap Stock Index Portfolio
175	Technology Growth Portfolio – Initial Shares
422	Technology Growth Portfolio – Service Shares

111	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares
423	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares

763	Dreyfus Stock Index Fund, Inc. – Initial Shares
427	Dreyfus Stock Index Fund, Inc. – Service Shares

Dreyfus Variable Investment Fund
112	Appreciation Portfolio – Initial Shares
400	Appreciation Portfolio – Service Shares
121	Developing Leaders Portfolio (formerly, Small Cap Portfolio) – Initial Shares
407	Developing Leaders Portfolio (formerly, Small Cap Portfolio) – Service Shares
108	Growth and Income Portfolio – Initial Shares
402	Growth and Income Portfolio – Service Shares
109	International Equity Portfolio – Initial Shares
403	International Equity Portfolio – Service Shares
152	International Value Portfolio – Initial Shares
404	International Value Portfolio – Service Shares
117	Money Market Portfolio
120	Quality Bond Portfolio – Initial Shares
406	Quality Bond Portfolio – Service Shares

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